UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 12, 2003
                Date of Report (Date of earliest event reported)

                          Discovery Laboratories, Inc.
             (Exact name of Registrant as specified in its charter)

          Delaware                     000-26422                94-3171943
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)

                           350 Main Street, Suite 307
                         Doylestown, Pennsylvania 18901
                    (Address of principal executive offices)

                                 (215) 340-4699
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

            On August 12, 2003, Discovery Laboratories, Inc. (the "Company"), issued a news release announcing financial results for the second quarter ended June 30, 2003, and providing selected updates on the Registrant's progress since the end of the first quarter (the "2003 Second Quarter Financial Results and Trial Update News Release"). Such updates included the transferring of the Company's Surfaxin(R) manufacturing capabilities to a new contract facility in connection with implementing the initial phase of its long-term manufacturing strategy. No delay is expected regarding the planned completion of the Company's ongoing pivotal Phase 3 clinical trial for Respiratory Distress Syndrome (RDS) in premature infants, however, as a result, the timeline for the completion of the Company's Phase 2 clinical trial for Acute Respiratory Distress Syndrome in adults is being adjusted from the fourth quarter of 2003 to the second quarter of 2004.

            In order to implement its long-term manufacturing strategy, the Company is currently negotiating the final terms and conditions of an agreement pursuant to which Laureate Pharma, L.P. ("Laureate Pharma"), would become the Company's contract manufacturer for Surfaxin(R). Until the execution of said agreement, Laureate Pharma is not obligated to manufacture any drug products for the Company. There can be no assurance that the Company and Laureate Pharma will ultimately execute such agreement nor that such agreement ultimately will be on terms favorable to the Company. If the agreement is not executed, the Company may pursue alternative manufacturing arrangements, which may delay or impair its ability to obtain regulatory approval for its products or be available only on terms that are not favorable to the Company.

            The full text of the 2003 Second Quarter Financial Results and Trial Update News Release is set forth in Exhibit 99.1 hereto and except for the reference to the Company's website is incorporated in this Report as if fully set forth herein.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c) Exhibits:

      99.1 The 2003 Second Quarter Financial Results and Trial Update News Release (as defined in Item 5 above).


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Discovery Laboratories, Inc.

                                        By:    /s/ Robert J. Capetola
                                        ------------------------------------
                                        Name:  Robert J. Capetola, Ph.D.
                                        Title: President and Chief Executive
                                               Officer

Date: August 12, 2003


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